SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________


                                  F O R M  8 - K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                         of the Securities Exchange Act
                                     of 1934




Date of Report (Date of earliest event
reported) ..................................                    January 11,2001


                             JUNIPER GROUP, INC.
     ......................................................................
               (Exact name of registrant as specified in charter)


         Nevada                     0-19170                    11-2866771
 ..............................................................................
(State or other jurisdiction    (Commission File Number)    (IRS Employer
  of incorporation)                                          Identification No.)


111 Great Neck Road, Great Neck, New York                 11021
 ..............................................................................
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:         (516) 829-4670


                                       N/A
 ..............................................................................
             (Former name or address, if changed since last report)

Item 5.      Oher Items
             ----------

     Effective immediately, Marvin D. Rostolder resigned as a director of the Company for personal reasons on January 9, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          None

          Exhibits
          --------

99        Letter from Marvin D. Rostolder

                               SIGNATURE
                               ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January 11, 2001




                                         JUNIPER GROUP, INC.


                                         By: /s/ Vlado P. Hreljanovic
                                            __________________________
                                             Vlado Paul Hreljanovic
                                             Chairman